Section 906 Certifications
---------------------------

I, Charles E. Porter, a Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

                                 /s/ Charles E. Porter
                                 --------------------------
                                 Date: July 27, 2005
                                 Charles E. Porter
                                 Principal Executive Officer

Section 906 Certifications
---------------------------

I, Steven D. Krichmar, a Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.


                                 /s/ Steven D. Krichmar
                                 -------------------------------
                                 Date: July 27, 2005
                                 Steven D. Krichmar
                                 Principal Financial Officer
Attachment A
------------
N-CSR
Period (s) ended May 31, 2005

433 Putnam Capital Appreciation Fund
168 Putnam Tax Free Health Care Trust
949 Putnam Classic Equity Fund
058 Putnam Investment Grade Municipal Trust
847 Putnam Minnesota Tax Exempt Income Fund
846 Putnam Michigan Tax Exempt Income Fund
012 Putnam Equity Income Fund
590 Putnam Managed High Yield Trust
848 Putnam Ohio Tax Exempt Income Fund
845 Putnam Massachusetts Tax Exempt Income Fund
019 Putnam New Jersey Tax Exempt Income Fund
855 Putnam Arizona Tax Exempt Income Fund
030 Putnam New York Tax Exempt Income Fund
060 Putnam High Yield Advantage Fund
398 Putnam Limited Duration Government Income Fund
047 Putnam Pennsylvania Tax Exempt Income Fund
037 Putnam Florida Tax Exempt Income Fund